UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09445

Marketocracy Funds
(Exact name of registrant as specified in charter)

1200 Park Place, Suite 100, San Mateo, CA 94403
(Address of principal executive offices) (Zip code)

Kendrick W. Kam
1200 Park Place, Suite 100, San Mateo, CA 94403
(Name and address of agent for service)

1-888-884-8482
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2009

Item 1. Report to Stockholders.

Annual Report

MASTERS 100 FUND

June 30, 2009

MASTERS 100 FUND

Performance & Portfolio Discussion

Dear Shareholder:

After losing 37.00% in 2008, the S&P 500 fell 18.18% in the first two months of this year before turning around to close the first quarter with a loss of 11.01%. The rally that began in March, continued in the second quarter with a gain of 15.93%. Even after this rally, the S&P 500 is now in negative territory for the past 10 years!

In 2008, when the S&P 500 dropped 37.00%, the Masters 100 Fund fell a little deeper into the same hole. In our last report, I outlined the reasons for the Fund’s underperformance in the 2nd half of 2008. I’d like to tell you now what we did about it. Instead of “staying the course,” we assessed the market situation to identify the type of investment skill we would need to recover.

The market has shown us that it can be much more volatile than many can stomach, and that even long-term investors (10 years) can still lose money. Going forward, there are clearly going to be times not to be fully invested. But, knowing when to take protective action is a type of investment skill few have.

The characteristics of the analysts I think we need now are as follows:

1)	A 5+ year track record that shows an ability to generate returns that make a difference.

2)	Protecting the downside is more important than minimizing taxes so I want analysts whose track record shows they know when to move to cash, change sector allocations, and use inverse ETFs.

3)	A track record of consistent and steady outperformance relative to the market.

In January, we started to use the m100 analysts who best matched this profile, and they have done a great job.

At the end of the first 6 months of 2009, the Fund is up 10.94% – well ahead of the S&P 500 index that is up 3.16%. But you need to look at the Fund’s performance by quarter during this period to see the skill that these analysts put to work for us.

In the first quarter when the S&P 500 was down 11.01%, the Fund was down 2.45%. That’s protecting the downside!

Yet, when the S&P 500 gained 15.93% in the second quarter, the Fund gained 13.72% capturing nearly all of the market’s gains.

These analysts delivered good performance when the S&P 500 was rising and good protection when the S&P 500 was falling.  It’s a hard combination to achieve, and it is making a difference!

The one thing we know for certain about the market is that it will change. The more the market changes, the bigger the advantage we believe our flexible team will have over mutual funds, index funds, and ETFs that are going to “stay the course” no matter what, even if that course leads to another cliff.

Returns assume reinvestment of dividends and distributions. Performance data quoted represents past performance. Past performance is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit:

Annual Report - 1

http://www.masters100fund.com/ or call 888-884-8482. The Fund’s total expense ratio was 2.10% (including 1.95% paid to the advisor, and 0.15% for acquired fund fees and expenses) as of October 28, 2008.

Sincerely,

Ken Kam
Portfolio Manager
Marketocracy Masters 100 Fund

Performance Summary

	CUMULATIVE RETURNS				AVG ANNUAL RETURNS
As of 6/30/09	1 YEAR	3 YEAR	5 YEAR	INCEPT1	1 YEAR	3 YEAR	5 YEAR	INCEPT1
MASTERS 100 FUND	-39.99%	-29.94%	-17.52%	10.26%	-39.99%	-11.19%	-3.78%	1.29%
MARKET INDICES
DJIA	-23.00%	-17.83%	-8.12%	7.58%	-23.00%	-6.34%	-1.68%	0.96%
S&P 500	-26.21%	-22.70%	-10.72%	-3.38%	-26.21%	-8.22%	-2.24%	-0.45%
NASDAQ	-19.13%	-13.30%	-6.67%	7.79%	-19.13%	-4.64%	-1.37%	0.98%

	CUMULATIVE RETURNS
As of 6/30/09	1Q 2009	2Q 2009	1/1/09-6/30/09
MASTERS 100 FUND	-2.45%	13.72%	10.94%
MARKET INDICES
DJIA	-12.48%	11.96%	-2.01%
S&P 500	-11.01%	15.93%	3.16%
NASDAQ	-2.79%	20.34%	16.98%

1.	The inception date for the Masters 100 Fund was November 5, 2001.

2.	Dow Jones Industrial Average is a price-weighted average of 30 selected blue-chip stocks.

3.	Standard & Poors 500 Index is comprised of 500 selected common stocks, most of which are listed on the NYSE.

4.	NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

The above indices are unmanaged and cannot be invested in directly. Returns for the above indices and the Fund assume reinvestment of dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data quoted represents past performance. Past performance is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please call 1-888-884-8482 or visit: http://funds.marketocracy.com/mof/index.html. The Fund’s total expense ratio was 2.10% (including 1.50% paid to the adviser, and 0.15% for acquired fund fees and expenses) as of October 28, 2008.

Principal risks associated with an investment in the Fund include Stock Selection risk, Small and Medium Companies risk, Foreign Investment risk, and Internet Reliance risk. The Fund can invest in small and medium sized companies, which are often more volatile and less liquid than larger, more

2 - Annual Report

MASTERS 100 FUND

established companies and therefore increase the volatility of the Fund’s portfolio. The strategies used by the Fund’s investment adviser in selecting Fund’s portfolio may not always be successful. The investments may decline in value or not increase in value when the stock market in general is  rising. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation. Operation of Marketocracy.com’s website depends on the continued availability of the Internet, both short- and long-term. Significant failures of the Internet could lead to interruptions or delays in the Fund’s investment adviser’s ability to manage the Fund’s portfolio.

The m100 group, upon whose research the Masters 100 Fund’s portfolio manager relies in managing the Fund, is comprised of individuals who may be amateur investors, not investment professionals, and are not employees of the Fund or its adviser. Their track records are based on the performance of a simulated stock portfolio on the website www.marketocracy.com.

Marketocracy Funds advises investors to carefully consider the investment objectives, risks, and charges and expenses associated with the Fund prior to investing. The Fund’s prospectus contains this and other information about the Fund. To obtain a prospectus containing more complete information about the Fund, including fees and expenses, please call 1-888-884-8482, or visit: http://funds.marketocracy.com/mof/prospectus.html. Please read the prospectus carefully before investing.

Distributor: Rafferty Capital Markets, LLC

Date of first use:  August 28, 2009

Annual Report - 3

Fund Holdings* by Sector**

*	Portfolio holdings subject to change.
**	Percent of Total Net Assets.
***	Net of Cash and liabilities in excess of other assets.

Growth of $10,000

4 - Annual Report

MASTERS 100 FUND

Shareholder Expense Example (Unaudited)

As a shareholder of the Masters 100 Fund (the “Fund”), you incur two types of costs: (1) transaction costs, which may include redemption fees, and (2) ongoing costs, including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2009 to June 30, 2009).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.95% per the advisory agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  Investment Retirement Accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees and administration fees (which include fund accounting, custody and transfer agent costs).  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report - 5

Actual Returns vs. Hypothetical Returns
Six Months Ended June 30, 2009

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	January 1, 2009 to
	January 1, 2009	June 30, 2009	June 30, 2009
Actual	$1,000.00	$1,109.40	$10.20

Hypothetical (5% return per
year before expenses)	$1,000.00	$1,015.12	$ 9.74

*	Expenses are equal to the Fund’s annualized expense ratio of 1.95%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6 - Annual Report

MASTERS 100 FUND

Financial Statements as of
June 30, 2009

•	Portfolio of Investments
•	Statement of Assets and Liabilities
•	Statement of Operations
•	Statements of Changes in Net Assets
•	Financial Highlights
•	Notes to the Financial Statements
•	Report of Independent Registered
Public Accounting Firm
•	Trustees & Officers

Annual Report - 7

Portfolio of Investments
June 30, 2009

		Shares / Par	Market Value
COMMON STOCKS - 57.6%			$10,182,703
(cost $10,829,979)

CONSUMER DISCRETIONARY - 1.8%			312,480
BYD	BOYD GAMING CORP.	4,200	35,700
DLTR	DOLLAR TREE, INC.*	900	37,890
FMCN	FOCUS MEDIA HOLDING LTD. - ADR*	9,800	78,988
SVLF	SILVERLEAF RESORTS, INC.*	10,350	13,352
TRI	THOMSON REUTERS CORP.	5,000	146,550

CONSUMER STAPLES - 3.1%			544,457
FEED	AGFEED INDUSTRIES, INC.*	2,700	16,011
ADY	AMERICAN DAIRY, INC.*	2,500	99,150
CEDC	CENTRAL EUROPEAN DISTRIBUTION CORP.*	2,900	77,053
CBD	COMPANHIA BRASILEIRA DE DISTRIBUICAO - ADR	600	23,076
DEG	ETABLISSEMENTS DELHAIZE FRERES - ADR	1,200	84,576
NSRGY	NESTLE S A - ADR	3,890	146,365
RAH	RALCORP HOLDINGS, INC.*	800	48,736
SVU	SUPERVALU, INC.	1,700	22,015
WBD	WIMM BILL DANN FOODS OJSC - ADR*	500	27,475

ENERGY - 5.5%			974,513
KAZ	BMB MUNAI, INC.*	14,600	16,206
BP	BP PLC - ADR	400	19,072
CFW	CANO PETROLEUM, INC*	24,700	23,465
CVI	CVR ENERGY, INC.*	6,300	46,179
EC	ECOPETROL S A - ADR	1,200	29,268
HNR	HARVEST NATURAL RESOURCES, INC.*	600	2,646
KEG	KEY ENERGY SERVICES, INC.*	6,200	35,712
ME	MARINER ENERGY, INC.*	2,200	25,850
PWE	PENN WEST ENERGY TRUST	51,300	653,049
PBR	PETROLEO BRASILEIRO - ADR	1,000	40,980
SFL	SHIP FINANCE INTERNATIONAL LTD	15	165
SPND	SPINDLETOP OIL & GAS CO.*	4,800	9,120
TELOZ	TEL OFFSHORE TRUST	90	377
TSO	TESORO CORP.	3,800	48,374
TVOC	TEXAS VANGUARD OIL*	3,700	24,050

FINANCIALS - 4.3%			766,006
TCHC	21ST CENTURY HOLDINGS CO.	3,600	11,592
AVB	AVALONBAY COMMUNITIES, INC.	3	168
GNW	GENWORTH FINANCIAL, INC.	21,200	148,188
GAIN	GLADSTONE INVESTMENT CORP	84,444	407,864
HIG	HARTFORD FINANCIAL SERVICES GROUP, INC.	6,900	81,903
MTG	MGIC INVESTMENT CORP.	2,600	11,440
PMACA	PMA CAPITAL CORP.*	5,100	23,205
RDN	RADIAN GROUP, INC.	11,900	32,368
XL	XL CAPITAL LTD.	4,300	49,278

The accompanying notes are an integral part of these financial statements.

8 - Annual Report

MASTERS 100 FUND

HEALTH CARE - 24.6%			4,346,443
AVCA	ADVOCAT, INC.*	8,975	27,105
AFFX	AFFYMETRIX, INC.*	700	4,151
AMRN	AMARIN CORP. PLC - ADR*	51,886	70,565
AMLN	AMYLIN PHARMACEUTICALS, INC.*	28,100	379,350
BAYRY	BAYER A G - ADR	1,100	58,970
BIIB	BIOGEN IDEC, INC.*	5,900	266,385
BVX	BOVIE MEDICAL CORP.*	29,626	258,042
CELG	CELGENE CORP.*	7,900	377,936
CHDX	CHINDEX INTERNATIONAL, INC.*	1,500	18,555
DEPO	DEPOMED, INC.*	217,195	705,884
ELN	ELAN PLC - ADR*	4,700	29,939
ENDP	ENDO PHARMACEUTICALS HOLDINGS, INC.*	34,500	618,240
FVE	FIVE STAR QUALITY CARE, INC.*	3,400	6,494
HUM	HUMANA, INC.*	4,600	148,396
KG	KING PHARMACEUTICALS, INC.*	32,700	314,901
MDVN	MEDIVATION, INC.*	15,500	347,355
NVO	NOVO-NORDISK A S - ADR	6,500	353,990
SNY	SANOFI-AVENTIS S A - ADR	1,600	47,184
SNTS	SANTARUS, INC.*	64,362	181,501
WCRX	WARNER CHILCOTT LTD.*	10,000	131,500

INDUSTRIALS - 5.6%			985,389
ABIX	ABATIX CORP.*	39,783	129,692
CRDN	CERADYNE, INC.*	400	7,064
CLH	CLEAN HARBORS, INC.*	1,300	70,187
FTEK	FUEL TECH, INC.*	900	8,730
PAC	GRUPO AEROPORTUARIO DEL PACI S.A.B. - ADR	1,900	48,754
ASR	GRUPO AEROPORTUARIO DEL SURESTE - ADR	4,800	187,200
GSH	GUANGSHEN RAILWAY CO. LTD. - ADR	13,700	322,224
KHD	KHD HUMBOLDT WEDAG INTERNATIONAL LTD*	900	7,506
MFW	M & F WORLDWIDE CORP.*	2,000	40,000
TSL	TRINA SOLAR LTD. - ADR*	6,400	164,032

INFORMATION TECHNOLOGY - 5.3%			937,357
CAJ	CANON, INC. - ADR	1,200	39,036
IMOS	CHIPMOS TECHNOLOGIES BERMUDA, LTD.*	140,715	101,315
MAIL	INCREDIMAIL LTD*	5,300	30,475
LFT	LONGTOP FINANCIAL TECHNOLOGIES LTD.*	900	22,104
MA	MASTERCARD, INC.	3,000	501,930
MU	MICRON TECHNOLOGY, INC.*	28,600	144,716
NRTLQ	NORTEL NETWORKS CORP.*	12	1
QXM	QIAO XING MOBILE COMMUNICATION CO. LTD *	7,900	23,068
V	VISA, INC.	1,200	74,712

MATERIALS - 6.4%			1,142,906
AKZOY	AKZO NOBEL - ADR	2,500	110,175
AA	ALCOA, INC	2,400	24,792
APFC	AMERICAN PACIFIC CORP.*	16,775	106,857
BAK	BRASKEM S A - ADR*	62,700	461,472
KALU	KAISER ALUMINUM CORP.	200	7,182
LUNMF	LUNDIN MINING CORP.*	3,800	10,944

The accompanying notes are an integral part of these financial statements.

Annual Report - 9

MTL	MECHEL O A O - ADR	4,000	33,400
OMG	OM GROUP, INC.*	500	14,510
PLG	PLATINUM GROUP METALS LTD.*	99,500	100,495
PX	PRAXAIR, INC.	2,200	156,354
RDSMY	ROYAL DSM N V - ADR	9,700	75,954
SSRI	SILVER STANDARD RESOURCES, INC.*	900	16,875
SLW	SILVER WHEATON CORP.*	2,900	23,896

TELECOMMUNICATION SERVICES - 1.0%			173,152
CHL	CHINA MOBILE LTD. - ADR	3,100	155,248
MTA	MAGYAR TELEKOM TELECOMMUNICATIONS
	PUBLIC LIMITED CO. - ADR	1,200	17,904

WARRANTS - 0.0%			1
(cost $1)
KKDOW	KRISPY KREME - EXPIRES 3/2/2012 AT $12.21*	18	1

PREFERRED STOCK - 1.2%			204,880
(cost $149,910)
DDT	DILLARDS CAP 7.5	17,407	204,880

EXCHANGE TRADED NOTES - 1.1%			198,462
(cost $194,402)
DZZ	POWERSHARES DB GOLD DOUBLE SHORT*	9,300	198,462

INVESTMENT COMPANIES - 24.1%			4,266,534
(cost $4,295,576)
DIA	DIAMONDS TRUST, SERIES 1	1,900	160,854
FAS	DIREXION DAILY FINANCIAL BULL 3X SHARES	2,600	24,024
TLT	ISHARES BARCLAYS 20+ YEAR TREASURY BOND	1,000	94,570
IEF	ISHARES BARCLAYS 7-10 YEAR TREASURY	1,700	154,139
GSG	ISHARES S&P GSCI COMMODITY - INDEXED TRUST*	900	27,045
SLV	ISHARES SILVER TRUST*	3,500	46,830
DOY	MACROSHARES $100 OIL DOWN^	6,336	47,393
HYF	MANAGED HIGH YIELD PLUS FUND, INC.	123,686	194,187
GDX	MARKET VECTORS GOLD MINERS ETF*	2,600	98,176
UUP	POWERSHARES DB US DOLLAR INDEX BULLISH	16,500	394,350
UDN	POWERSHARES DB US DOLLAR INDEX BEARISH	5,100	136,476
TBT	PROSHARES ULTRA SHORT 20+ YEAR TREASURY	900	45,828
SH	PROSHARES SHORT S&P 500	1,700	111,707
SRS	PROSHARES ULTRA SHORT REAL ESTATE	12,300	242,064
DUG	PROSHARES ULTRA SHORT OIL & GAS	5,800	108,750
SKF	PROSHARES ULTRA SHORT FINANCIALS	7,000	292,390
SMN	PROSHARES ULTRA SHORT BASIC MATERIALS	5,800	109,620
RWM	PROSHARES SHORT RUSSELL 2000	700	39,725
DOG	PROSHARES SHORT DOW 30	1,500	99,750
EEV	PROSHARES ULTRA SHORT MSCI
	EMERGING MARKETS	3,600	75,744
MZZ	PROSHARES ULTRA SHORT MID CAP 400	2,300	87,400
QID	PROSHARES ULTRA SHORT QQQQ ETF	3,400	108,868
TWM	PROSHARES ULTRA SHORT RUSSELL 2000	8,800	376,376
SDS	PROSHARES ULTRA SHORT S&P 500	3,300	182,325

The accompanying notes are an integral part of these financial statements.

10 - Annual Report

MASTERS 100 FUND

SGF	THE SINGAPORE FUND, INC.	17,100	171,171
GLD	SPDR GOLD SHARES*	2,100	191,478
SPY	SPDR S&P DEPOSIT RECEIPTS	5,300	487,176
UNG	UNITED STATES NATURAL GAS FUND *	11,400	158,118

CASH EQUIVALENTS - 13.7%			2,412,526
(cost $2,412,526)
HIGHMARK 100% US TREASURY MONEY MARKET FUND		1,206,263	1,206,263
HIGHMARK DIVERSIFIED MONEY MARKET FUND		1,206,263	1,206,263

TOTAL INVESTMENT SECURITIES - 97.7%			17,265,106
(Cost $17,882,394)

OTHER ASSETS IN EXCESS OF LIABILITIES - 2.3%			409,813

NET ASSETS - 100.0%			$17,674,919

*	Non-income producing security.
^	Security valued at fair value under the supervision of the Board of Directors (See Note 2).
ADR - American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

Annual Report - 11

Statement of Assets and Liabilities
June 30, 2009

ASSETS
Investment securities:
At acquisition cost	$17,882,394
At market value (Note 2)	$17,265,106
Interest and dividends receivable	26,325
Receivable for portfolio investments sold	1,744,581
Receivable for capital shares sold	34,250
TOTAL ASSETS	19,070,262

LIABILITIES
Payable for portfolio investments purchased	1,366,522
Accrued investment advisory fee	21,804
Accrued administrative fee	6,541
Other Payables	476
TOTAL LIABILITIES	1,395,343

NET ASSETS	$17,674,919

Net assets consist of:
Paid in capital	$30,696,916
Undistributed net investment income	143,153
Accumulated net realized loss from security transactions	(12,547,862)
Net unrealized depreciation on investments	(617,288)
Net assets	$17,674,919

Shares of beneficial interest outstanding (unlimited
number of shares authorized, no par value)	2,293,861

Net asset value, offering price and redemption
price per share (Note 2)	$7.71

The accompanying notes are an integral part of these financial statements.

12 - Annual Report

MASTERS 100 FUND

Statement Of Operations
Year Ended June 30, 2009

INVESTMENT INCOME
Dividends (net of withholding tax $24,933)	$700,022
Interest	14,640
TOTAL INVESTMENT INCOME	714,662

EXPENSES
Investment advisory fees (Note 4)	314,836
Administrative fees (Note 4)	94,451
TOTAL EXPENSES	409,287

NET INVESTMENT INCOME	305,375

REALIZED AND UNREALIZED
GAINS AND LOSSES ON INVESTMENTS
Net realized loss on investments	(11,441,916)
Capital gain distributions from other investment companies	10,740
Net change in unrealized appreciation (depreciation) on investments	(3,211,745)

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(14,642,921)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(14,337,546)

The accompanying notes are an integral part of these financial statements.

Annual Report - 13

Statement of Changes in Net Assets

	Year	Year
	Ended	Ended
	6/30/09	6/30/08
FROM OPERATIONS:
Net investment income (loss)	$305,375	$(49,605)
Net realized gain (loss) from investments sold	(11,441,916)	3,281,011
Capital gain distributions from
other investment companies	10,740	283
Net change in unrealized appreciation
(depreciation) on investments	(3,211,745)	(5,470,487)
Net decrease in net assets resulting from operations	(14,337,546)	(2,238,798)

DISTRIBUTIONS TO SHAREHOLDERS:
From realized gains	(767,434)	(5,292,709)
Decrease in net assets from distributions to shareholders	(767,434)	(5,292,709)

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,009,317	3,773,438
Net asset value of shares issued to
shareholders in reinvestment of distributions	747,039	5,136,402
Payments of shares redeemed	(6,103,137)	(10,564,006)
Net decrease in net assets
from capital share transactions	(2,346,781)	(1,654,166)

TOTAL DECREASE IN NET ASSETS	(17,451,761)	(9,185,673)

NET ASSETS:
Beginning of year	35,126,680	44,312,353
End of year	$17,674,919	$35,126,680
Undistributed net investment income/(loss)	$143,153	$(171,916)

Capital Share Activity
Shares sold	301,259	264,780
Shares issued in reinvestment
of distributions to shareholders	131,055	379,631
Shares redeemed	(729,448)	(739,317)
Net decrease in shares outstanding	(297,134)	(94,906)
Shares outstanding, beginning of year	2,590,995	2,685,901
Shares outstanding, end of year	2,293,861	2,590,995

The accompanying notes are an integral part of these financial statements.

14 - Annual Report

MASTERS 100 FUND

Financial Highlights
Selected Per Share Data and Ratios For a Share of Capital
Stock Outstanding Throughout Each Period

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/09	6/30/08	6/30/07	6/30/06	6/30/05
Net asset value at
beginning of period	$13.56	$16.50	$13.48	$11.09	$12.49

Income from Investment Operations:
Net investment income (loss)	0.13	(0.02)	(0.10)	(0.07)	(0.03)
Net realized and unrealized
gain (loss) on investments	(5.66)	(0.75)	3.12	2.46	(0.36)
Total from investment operations	(5.53)	(0.77)	3.02	2.39	(0.39)

Less distributions from:
Realized gains	(0.32)	(2.17)	—	—	(1.01)
Total distributions	(0.32)	(2.17)	—	—	(1.01)

Net asset value at end of period	$7.71	$13.56	$16.50	$13.48	$11.09

Total Return	(39.99)%	(4.62)%	22.40%	21.55%	(3.14)%

Net assets at end of period (millions)	$17.7	$35.1	$44.3	$44.1	$41.3

Ratio of expenses to average net assets:	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of net investment
income (loss) to average net assets:	1.45%	(0.13)%	(0.64)%	(0.57)%	(0.20)%
Portfolio turnover rate	248%	116%	134%	156%	647%

The accompanying notes are an integral part of these financial statements.

Annual Report - 15

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2009

1.  Organization

The Marketocracy Masters 100 Fund (the “Fund”) is a series of Marketocracy Funds (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust was organized as a Delaware statutory trust on July 14, 1999.  The Fund commenced operations on November 5, 2001.

The objective of the fund is capital appreciation.  In seeking capital appreciation, the Fund invests primarily in common stocks of U.S. and foreign companies of any size, seeking to outperform the Standard & Poors Composite Stock Price Index (the “S&P 500 Index”).

2.  Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Investment Valuation
Portfolio securities are valued as follows:

(1)
securities that are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the most recent bid price,

(2)
securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued,

(3)	securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and

(4)
securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

In general, the Fund “fair values” securities (or other assets) when the Fund’s sub-administrator, administrator or investment adviser do not receive market quotations for those securities (or other assets) or, in some limited cases, receive market quotations for the securities or other assets that they do not believe are reliable or correct.  Circumstances that might give rise to the Fund fair valuing a security include trading halts, de-listing of the security, early closing or failure of the opening of the primary exchange on which the security primarily trades, and corporate actions, e.g., stock splits, tender offers, reorganizations or exchanges.  With respect to the Fund’s investments in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based in part upon the net asset values of such investment companies.  The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

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Despite diligence and good faith, the fair valuing of the Fund’s portfolio securities could lead to values, which in hindsight and with information not available when fair valuing, that are not entirely accurate.  However, the Fund’s portfolio tends to be extremely and broadly diversified.  At June 30, 2009, the Fund held securities of 123 different issuers in 9 of the 10 sectors represented by the S&P 500 Index. Thus, erroneous fair values of one or even several are less likely to materially affect the Fund’s net asset value than if the Fund were less diversified.  In addition, virtually all of the Fund’s portfolio securities trade principally on U.S. securities exchanges. Thus, fair valuing presents fewer risks for the Fund than those faced by mutual funds holding securities traded on foreign exchanges.  In addition, the Fund’s historical rate of required fair valuing during its operations to date has been relatively modest. Nevertheless, the Fund regularly reviews the appropriateness and accuracy of the method it uses in valuing its portfolio securities to determine if it should make any necessary change adjustments.  As of June 30, 2009 the Fund held a fair valued security with a market value of $47,393, or 0.3% of the Fund’s total net assets.

The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

NOTE: If the Fund has portfolio securities that are primarily listed on foreign exchanges and trade on weekends or other days when the Fund does not price its shares, please note that the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Share Valuation
The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated expenses), by the total number of shares outstanding of the Fund, rounded to the nearest cent.  The offering and redemption price per share of the Fund is equal to the net asset value per share.

FAS 157 – Summary of Fair Value Disclosure at June 30, 2009

The Fund adopted Statement of Financial Accounting Standard no. 157, Fair Value Measurements (“FAS 157”) and FASB Staff Position No. 157-4 (“FSP 157-4”). FSP 157-4 clarifies FAS 157 and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the asset or liability such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. The FSP 157-4 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. FAS 157 requires each fund to classify its securities based on valuation method, using the following levels:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc.)
Level 3 –	Significant observable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ net assets as of June 30, 2009:

Annual Report - 17

	Level 1	Level 2	Level 3	Total
Equity
Consumer Discretionary	$312,481	$—	$—	$312,481
Consumer Staples	544,457	—	—	544,457
Energy	974,513	—	—	974,513
Financials	766,006	—	—	766,006
Health Care	4,346,443	—	—	4,346,443
Industrials	985,389	—	—	985,389
Information Technology	937,357	—	—	937,357
Materials	1,142,906	—	—	1,142,906
Telecommunication Services	173,152	—	—	173,152
Total Equity	10,182,704	—	—	10,182,704
Investment Companies	4,219,141	—	47,393	4,266,534
Preferred Stock	204,880	—	—	204,880
Exchange Traded Notes	198,462	—	—	198,462
Total Long-Term Investments	14,805,187	—	47,393	14,852,580
Short-Term Investments	2,412,526	—	—	2,412,526
Total Investments
in Securities	$17,217,713	$—	$47,393	$17,265,106

Level 3 Reconciliation Disclosure
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of June 30, 2008	$77,996
Transfers into Level 3	47,393
Accrued discounts/premiums	—
Realized gain (loss)	24,287
Change in unrealized appreciation (depreciation)	(26,014)
Net purchases (sales)	(76,269)
Balance as of June 30, 2009	$47,393

Change in unrealized appreciation (depreciation) during
the year for level 3 investments held at June 30, 2009.	$(4,235)

New Accounting Pronouncements
In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008.  SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  Management is currently evaluating the implications of SFAS 161.  The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

In May 2009, the FASB issued SFAS No. 165, “Subsequent Events” (SFAS No. 165).  The Fund adopted SFAS No. 165 which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, an entity will be required to disclose the nature of the

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event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  In addition, SFAS No. 165 requires an entity to disclose the date through which subsequent events have been evaluated.  The Fund has evaluated subsequent events through the issuance of its financial statements on August 27, 2009.

Distributions to Shareholders
Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Federal Income Taxes
The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  As of June 30, 2009, the Fund had post-October losses of $7,265,821.  At June 30, 2009, the Fund has estimated capital loss carryforwards of $3,471,135 of which $828,100 expires in 2010, and $2,643,035 expires in 2017.  The carryforward loss expiring in 2010 was generated in connection with the reorganization of Marketocracy Medical Specialists Fund into the Fund and is limited to approximately $414,050 each year through 2010.

FIN 48 requires the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities.  Major jurisdictions for the Fund include Federal and the state of Delaware.  As of June 30, 2009, open Federal and Delaware tax years include the tax years ended June 30, 2006 through June 30, 2009.  The Fund has no examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions taken or expected to be taken on the tax return for the fiscal year-end June 30, 2009.  The Fund is also not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Annual Report - 19

Security Transactions and Investment Income
Investment and shareholder transactions are recorded on the trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Reclassifications are made within the net asset accounts for amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

Reclassification of Capital Accounts
The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant’s Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies.  For the year ended June 30, 2009, the Fund increased paid-in-capital by $7,628, decreased accumulated gains/losses by $17,322 and increased accumulated net investment income by $9,694.

Guarantees and Indemnifications
In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

3.  Investment Transactions

The Fund’s aggregate purchases and sales of securities (excluding short-term investments) for the fiscal year ended June 30, 2009 are summarized below:

Purchases	$49,560,691
Sales	$52,926,589

There were no purchases or sales of long-term U.S. Government securities.

4.  Investment Advisory and Administration Agreements

Advisory Fees – The investment adviser for the Fund is Marketocracy Capital Management LLC (“MCM” or the “Adviser”).  The Fund’s investments are managed by the Adviser pursuant to the terms of the Investment Advisory and Management Agreement (the “Advisory Agreement”).  Under the Advisory Agreement, the Adviser regularly provides the Fund with investment research, advice, management and supervision and furnishes a continuous investment program for the Fund’s portfolio, subject to the supervision of the Trust’s Board of Trustees.  The Adviser is responsible for (1) the compensation of any of the Trust’s Trustees, officers and employees who are “interested persons” of the Trust, (2) compensation of the Adviser’s personnel and payment of other expenses in connection with the provision of portfolio management services under the Advisory Agreements, and (3) expenses of printing and distributing the Fund’s Prospectus and sales and advertising materials to prospective investors.

For the services provided by the Adviser under the Advisory Agreement, the Adviser receives management fees from the Fund, computed and accrued daily and paid monthly, equal to 1.50% per annum of the Fund’s average daily net assets.  Under the Advisory Agreement, the Fund’s investment

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MASTERS 100 FUND

adviser has contractually agreed that the Fund’s total annual operating expenses (exclusive of certain items, including acquired fund fees and expenses) will be 1.95% of the Fund’s average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion and 1.80% of such assets in excess of $1 billion.  This arrangement will continue as long as the Trust’s Board of Trustees annually reviews and renews the Advisory Agreement.  For the year ended June 30, 2009, the Fund incurred $314,836 in advisory fees.

Administration Fees – The Trust has entered into a separate contract with MCM wherein MCM is responsible for providing administrative and supervisory services to the Fund (the “Administration Agreement”).  Under the Administration Agreement, MCM oversees the maintenance of all books and records with respect to the Fund’s securities transactions and the Fund’s book of accounts in accordance with all applicable federal and state laws and regulations.  MCM also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records, which are to be maintained pursuant to the 1940 Act.

Under the Administration Agreement, MCM is responsible for the equipment, staff, office space and facilities necessary to perform its obligations thereunder.  MCM has also assumed responsibility for payment of all of the Fund’s operating expenses except for brokerage, commission and other investment-related expenses and any extraordinary and nonrecurring expenses.

For the services rendered by MCM under the Administration Agreement, MCM receives a fee at the annual rate of 0.45% of the respective Fund’s average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion and 0.30% of such assets in excess of $1 billion, (excluding certain expenses of holding or carrying the Fund’s securities).  For the year ended June 30, 2009, the Fund incurred administration fees of $94,451.

MCM has retained U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”) to serve as the Fund’s transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to the Fund, and to assist MCM in providing executive, administrative and regulatory services to the Fund.  MCM (not the Fund) pays U.S. Bancorp’s fees for these services.

5.  Distributions to Shareholders

On November 20, 2008, a capital gain distribution of $0.32 per share was declared for the Fund.  The distribution was paid to shareholders of record on November 21, 2008.  There was a capital gain distribution of $2.17 per share for the fiscal year ended June 30, 2008.

The tax character of the distributions paid for the fiscal years ended June 30, 2009 and June 30, 2008 were as follows:

	June 30, 2009	June 30, 2008
Distributions paid from:
Short-term capital gain	—	$2,086,426
Long-term capital gain	$767,434	3,206,283
	$767,434	$5,292,709

Distribution classification may differ from the statement of changes in net assets as a result of the treatment of short term capital gains as ordinary income for tax purposes.

Annual Report - 21

At June 30, 2009, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Masters 100 Fund
Unrealized appreciation	$1,567,738
Unrealized depreciation	(3,995,640)
Net unrealized appreciation on investments	$(2,427,902)

At June 30, 2009 the cost of investments for federal income tax purposes was $19,693,008.

At June 30, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$142,861
Capital loss carryforward (Note 2)	(3,471,135)
Post-October losses	(7,265,821)
Unrealized depreciation on investments	(2,427,902)
$(13,021,997)

The difference between book and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and income adjustments on partnerships recognized for tax purposes on real estate investment trusts, energy trusts and royalty trusts.

22 - Annual Report

MASTERS 100 FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Marketocracy Funds and
Shareholders of Masters 100 Fund

We have audited the accompanying statement of assets and liabilities of Masters 100 Fund (the “Fund”), a series of Marketocracy Funds, including the portfolio of investments, as of June 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian and brokers.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Masters 100 Fund as of June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 27, 2009

Annual Report - 23

Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees.  Information pertaining to the Trustees and officers of the Fund is set forth below.  The Trust’s Statement of Additional Information includes additional information about the Fund’s Trustees and officers and is available, without charge, upon request by calling 1-888-884-8482.

Independent Trustees

Name and Address	Age	Position, Term, and Length of Time Served

Ashley E. Boren	48	Trustee since August 2004
1200 Park Place, Suite 100
San Mateo, CA 94403

Arthur L. Roth	84	Trustee, Chairman of Board since 1999
1200 Park Place, Suite 100
San Mateo, CA 94403

Thomas M. Shannon	56	Trustee since January 2008
1200 Park Place, Suite 100
San Mateo, CA 94403

Interested Trustees and Officers

Name and Address	Age	Position, Term, and Length of Time Served

Kendrick W. Kam	49	Trustee, President and Treasurer since
1200 Park Place, Suite 100		December 1999
San Mateo, CA 94403

John Hadermayer^	31	Secretary since May 2008
615 East Michigan Street
Milwaukee, WI 53202

^	Resigned effective June 1, 2009. The Board has not yet elected a replacement.

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MASTERS 100 FUND

Independent Trustees

	Number of portfolios
Principal Occupation during the Past Five Years	overseen by Trustee	Other Trusteeship/ Directorship held by Trustee

Executive Director, Sustainable	1	Robert and Patricia Switzer
Conservation, a non-profit		Foundation (2002 - Present)
environmental organization
(1997 - Present)

Retired; Director and CEO of a division	1	None
of Levi Strauss & Co., a clothing
manufacturer (1949 to 1973);
CEO, PharmChem Laboratories,
a national drug testing firm
(1981 to 1987)

President, Enshallah Inc., a real estate	1	None
development and brokerage firm
(1996 - Present)

Interested Trustees and Officers
	Number of portfolios
Principal Occupation during the Past Five Years	overseen by Trustee	Other Trusteeship/ Directorship held by Trustee

President, Marketocracy, Inc.	1	None
(1999-present), President and
Vice President, Marketocracy
Capital Management LLC (2000
to present), Ingenuity Capital
Management LLC (July 1999 to 2004)

Compliance Officer, U.S.	N/A	N/A
Bancorp Fund Services, LLC
(2006 – Present)

Annual Report - 25

Privacy Policy

Marketocracy Funds

Marketocracy Funds recognizes and respects your privacy expectations.  We are providing our privacy policy to you as notice of the kinds of information we collect about you and the circumstances in which that information may be disclosed.

We collect the following nonpublic personal information about you:

•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions, and to the Funds’ investment advisers and their affiliates.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

From time to time, we may also share your personal or financial information with another company that may have financial products or services of interest to you.  We recognize that not all shareholders appreciate receiving information from other companies about products or services that may interest them.  You may instruct Marketocracy Funds not to share your information with other companies for this purpose.

To request that your information not be shared (an Opt Out Request), please call us toll-free at 888-884-8482, or send a written request, including your name, address and social security number to:

Marketocracy Funds
c/o US Bancorp Funds Services LLC
P.O. Box 701
Milwaukee, WI 53201-0701

In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

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This Page Is Intentionally Blank

Annual Report - 27

Availability of Quarterly Portfolio Schedule

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q for fiscal quarters.  Once filed, the Fund’s Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-888-884-8482.  You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Proxy Voting

Information regarding how the Fund voted proxies relating to portfolio securities of the Fund during the most recent 12-month period ended June 30 is available annually, by calling 1-888-884-8482.  Furthermore, you can obtain the information on the Securities and Exchange Commission’s website at http://www.sec.gov.

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities of the Fund are available in the Statement of Additional Information (“SAI”) on the Fund’s website at http://funds.marketocracy.com and on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MASTERS 100 FUND

Investment Adviser/Administrator
Marketocracy Capital Management LLC
1200 Park Place, Suite 100
San Mateo, CA 94403

Transfer Agent/Sub-Administrator
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
(Toll-Free) 1-888-884-8482

Distributor
Rafferty Capital Markets, LLC
59 Hilton Avenue, Suite 101
Garden City, NY  11530

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

This report and the financial statements contained in it are provided for the general information of the shareholders of Marketocracy Funds.  To obtain a prospectus containing more complete information about Marketocracy Funds, including fees and expenses, please call us at 1-888-884-8482, or visit funds.marketocracy.com.

Please read it carefully before you invest or send money.

Investment Act No. 811-09445

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.  The registrant’s portfolio consists primarily of liquid securities traded on domestic exchanges or in the over-the-counter market.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2009	FYE 6/30/2008
Audit Fees	$18,000	$18,000
Audit-Related Fees	-	-
Tax Fees	$4,000	$4,000
All Other Fees	-	-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2008	FYE 6/30/2007
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2009	FYE 6/30/2008
Registrant	-	-
Registrant’s Investment Adviser	-	-

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Marketocracy Funds

By (Signature and Title)*                   /s/Kendrick W. Kam
Kendrick W. Kam, President & Treasurer

Date      September 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/Kendrick W. Kam
Kendrick W. Kam, President & Treasurer

Date     September 3, 2009

* Print the name and title of each signing officer under his or her signature.